                                                                    Exhibit 99.5

                                    FORM OF
                                VOTING AGREEMENT

                           [NAME OF TRUSTEE/OFFICER]


         THIS VOTING AGREEMENT (this "Agreement") is entered into as of May 13, 2003 by and among CROWN AMERICAN REALTY TRUST, a Maryland real estate investment trust ("Crown"), CROWN AMERICAN PROPERTIES, L.P., a Delaware limited partnership ("Crown Partnership"), and [NAME OF TRUSTEE/OFFICER] (such person, the "PREIT Securityholder").

         WHEREAS, Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust ("PREIT"), PREIT Associates, L.P., a Delaware limited partnership ("PREIT Partnership"), Crown and Crown Partnership have entered into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement"), pursuant to which, among other things, Crown will merge with and into PREIT (the "Merger"), with PREIT continuing as the surviving entity of the Merger, and PREIT Partnership and Crown Partnership will consummate certain transactions contemplated in connection with the Merger, all upon the terms and subject to the conditions set forth in the Merger Agreement (capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement);

         WHEREAS, the PREIT Securityholder (i) is the owner of, and has sole voting power or sole power to direct the voting of, such number of issued and outstanding common shares of beneficial interest, par value $1.00 per share, of PREIT ("PREIT Common Shares") set forth opposite the PREIT Securityholder's name on Schedule 1 hereto (all such shares, together with the associated rights (the "PREIT Rights") issued pursuant to the terms of that certain Rights Agreement, dated as of April 30, 1999 between PREIT and American Stock Transfer & Trust Company, as rights agent, and any shares hereafter acquired by such PREIT Securityholder, including any shares acquired upon exercise of any Covered PREIT Options (as defined below) or any redemption rights with respect to the Covered PREIT OP Units (as defined below) and the associated PREIT Rights with respect to any such shares, the "Covered PREIT Common Shares") and (ii) has been granted such number of options to purchase PREIT Common Shares or Partnership Interests (as such term is defined in that certain First Amended and Restated Agreement of Limited Partnership of PREIT Partnership dated as of September 30, 1997, as amended and as may be further amended and/or restated from time to time (the "PREIT Partnership Agreement") of PREIT Partnership (the "PREIT OP Units") (the PREIT OP Units issued upon the exercise of any such option being referred to as the "Covered PREIT OP Units")) set forth opposite the PREIT Securityholder's name on Schedule 1 hereto (all such options, together with any options to purchase PREIT Common Shares or PREIT OP Units hereafter granted to the PREIT

Securityholder, the "Covered PREIT Options", and together with the Covered PREIT Common Shares and the Covered PREIT OP Units, the "Covered PREIT Securities"); and

         WHEREAS, in connection with and as an inducement to Crown and Crown Partnership to enter into the Merger Agreement, the PREIT Securityholder desires to execute and deliver this Agreement in such person's capacity as the owner with sole voting power or sole power to direct the voting of the Covered PREIT Common Shares.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree, intending to be legally bound hereby, as follows:

SECTION 1. Disposition of PREIT Securities

         (a) During the period from the execution and delivery by the parties of this Agreement through the earlier of (i) the effective time of the Merger or
(ii) the termination of the Merger Agreement in accordance with the terms thereof (such period hereinafter referred to as the "Term"), the PREIT Securityholder shall not, directly or indirectly, and shall cause each record holder of any of the Covered PREIT Securities not to, directly or indirectly,
(a) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other agreement, oral or written, with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any Covered PREIT Securities, (b) grant any proxies for any Covered PREIT Common Shares or Covered PREIT OP Units with respect to any matters described in paragraph (a) or (b) of Section 2 hereof (other than a proxy directing the holder thereof to vote the Covered PREIT Common Shares or Covered PREIT OP Units in a manner required by paragraphs (a) and (b) of Section 2 hereof), (c) deposit any Covered PREIT Common Shares or Covered PREIT OP Units into a voting trust or enter into a voting agreement with respect to any Covered PREIT Common Shares or Covered PREIT OP Units with respect to any of the matters described in paragraph
(a) or (b) of Section 2 hereof (other than a voting agreement under which the applicable parties agree to vote the Covered PREIT Common Shares or Covered PREIT OP Units in a manner required by paragraphs (a) or (b) of Section 2 hereof), or tender any Covered PREIT Common Shares or Covered PREIT OP Units in a transaction other than a transaction contemplated by the Merger Agreement, or
(d) take any action which is intended to have the effect of preventing or disabling such PREIT Securityholder from performing such PREIT Securityholder's obligations under this Agreement; provided, however, that nothing herein shall prevent the sale, transfer, pledge, encumbrance, assignment or other disposition of any of such Covered PREIT Securities, provided that the purchaser, transferee, pledgee or assignee thereof agrees in writing, prior to such sale, transfer, pledge, encumbrance, assignment or other disposition, to be bound by the terms of this Agreement.

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         (b) Notwithstanding any restrictions contained in this Agreement to the contrary:

         (i) the parties acknowledge and agree that the Covered PREIT Securities identified on Schedule 1 as having been pledged prior to the date hereof have already been pledged and the lenders to which such Covered PREIT Securities have been pledged have not agreed to be bound by this Agreement;

         (ii) any sale, transfer, assignment or other disposition of all or any portion of the Covered PREIT Securities in connection with the transactions contemplated by the Merger Agreement or by a lender or other secured party in connection with any foreclosure or other exercise of remedies available to such lender or secured party shall not constitute a breach or violation of this Agreement; and

         (iii) any lender or other third party transferee who may acquire all or a portion of the Covered PREIT Securities as a result of foreclosure by the lender or the exercise of any other remedies available to such lender with respect to the pledge, shall not be bound by this Agreement.

SECTION 2. Voting

         (a) During the Term, the PREIT Securityholder shall cast or cause to be cast all votes attributable to the Covered PREIT Common Shares at any annual or special meeting of shareholders of PREIT, including any adjournments or postponements thereof, or in connection with any written consent or other vote of PREIT shareholders, in favor of adoption of the Merger Agreement and approval of the Merger and any other transactions contemplated by the Merger Agreement (collectively, the "Transactions").

         (b) With respect to all Covered PREIT OP Units, the PREIT Securityholder hereby consents to the Merger and the other Transactions pursuant to Section 8.3 of the PREIT Partnership Agreement and other applicable provisions thereof; provided, that the foregoing consent shall be rescinded if the Merger Agreement is terminated. During the Term, the PREIT Securityholder shall cast or cause to be cast all votes attributable to the Covered PREIT OP Units at any meeting of the partners of PREIT Partnership at which, and in connection with any written consent or other vote with respect to which, such PREIT Securityholder is entitled to vote in favor of adoption of the Merger Agreement, approval of the Merger and the other Transactions.

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         (c) The PREIT Securityholder will retain the right to vote the Covered
PREIT Common Shares and Covered PREIT OP Units, in the PREIT Securityholder's sole discretion, on all matters other than those described in paragraphs (a) or
(b) of this Section 2, and the PREIT Securityholder may grant proxies and enter into voting agreements or voting trusts for the Covered PREIT Common Shares and Covered PREIT OP Units in respect of such other matters.

SECTION 3. Representations and Warranties of the PREIT Securityholder

         The PREIT Securityholder hereby represents and warrants to Crown and Crown Partnership as follows:

         (a) The PREIT Securityholder has the legal capacity, power, authority and right (contractual or otherwise), to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the PREIT Securityholder and constitutes a valid and binding obligation of the PREIT Securityholder, enforceable against the PREIT Securityholder in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         (b) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated will not conflict with or violate any court order, judgment or decree applicable to the PREIT Securityholder, or conflict with or result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under any contract or agreement to which the PREIT Securityholder is a party or by which the PREIT Securityholder is bound or affected, other than where any such conflicts, violations, breaches or defaults would not (individually or in the aggregate) materially and adversely affect the PREIT Securityholder's ability to perform any of such PREIT Securityholder's obligations under this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with, any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (a "Governmental Entity"), is required by or with respect to the PREIT Securityholder in connection with the execution and delivery of this Agreement by the PREIT Securityholder or the consummation by the PREIT Securityholder of the transactions contemplated by this Agreement.

         (c) The PREIT Securityholder is the lawful owner of the Covered PREIT Common Shares, Covered PREIT Options and Covered PREIT OP Units set forth opposite the PREIT Securityholder's name on Schedule 1 hereto, free and clear of all Liens (except as set forth on Schedule 1 hereto), and has not sold, hypothecated, transferred or otherwise disposed of (or agreed to sell,

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hypothecate, transfer or dispose of) any of the Covered PREIT Securities (except as set forth on Schedule 1 hereto). Except for the Covered PREIT Securities set forth opposite the name of the PREIT Securityholder on Schedule 1 hereto, the PREIT Securityholder does not in its individual capacity have sole voting power over or sole power to direct the voting of any other securities of PREIT.

SECTION 4. Further Assurances

         During the Term, the PREIT Securityholder shall make such filings as may be required under the Securities Exchange Act of 1934, as amended, and, upon the request of Crown, execute and deliver such documents and take such actions as Crown may reasonably deem necessary to effectuate the purposes of this Agreement.

SECTION 5. Interpretation

         When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

SECTION 6. Counterparts

         This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

SECTION 7. Entire Agreement; No Third Party Beneficiaries

         This Agreement (including the Schedules hereto) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any Person other than the parties hereto any rights or remedies.

SECTION 8. Governing Law

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

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SECTION 9. Assignment

         Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

SECTION 10. Enforcement

         The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in Pennsylvania or in any state court located in Pennsylvania this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of any federal court located in Pennsylvania or any state court located in Pennsylvania in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court.

SECTION 11. Severability

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 12. Amendment

         This Agreement shall not be amended, altered, or modified except by an instrument in writing duly executed and delivered by the party against whom enforcement of the amendment, alteration or modification is sought.

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SECTION 13. No Waiver

         No delay or failure on the part of any party hereto in exercising any right, power or privilege under this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence thereto. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any party hereto unless made in writing and signed by the party against whom enforcement of such waiver is sought, and then only to the extent expressly specified therein. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 14. Capacity of PREIT Securityholder

         The PREIT Securityholder has executed this Agreement solely in such PREIT Securityholder's capacity as a securityholder of PREIT or PREIT Partnership and not in such PREIT Securityholder's capacity as an officer, director, trustee, employee or manager of PREIT or PREIT Partnership or any of their Affiliates. Without limiting the foregoing, nothing in this Agreement shall limit or affect any actions taken by such PREIT Securityholder in such PREIT Securityholder's capacity as an officer, director, trustee, employee or manager of PREIT or PREIT Partnership or any of their Affiliates.

SECTION 15. Termination

         This Agreement shall automatically terminate upon the termination of the Merger Agreement in accordance with the terms thereof. None of the representations, warranties, covenants or agreements in this Agreement shall survive the termination of this Agreement; provided, however, that nothing contained herein shall release the PREIT Securityholder from any liability arising from any breach of any of the PREIT Securityholder's representations, warranties, covenants or agreements in this Agreement.

SECTION 16. Notices

         All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally, sent by overnight courier (providing proof of delivery) to the parties or sent by telecopy (providing confirmation of transmission) at the addresses or telecopy number (or at such other address or telecopy number for a party as shall be specified by like notice) from such party as set forth on the address page hereof. All notices shall be deemed given only when actually received.



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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Voting Agreement, or have caused this Voting Agreement to be duly executed and delivered in their names and on their behalf, as of the date first written above.

                                     CROWN AMERICAN REALTY TRUST


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     CROWN AMERICAN PROPERTIES, L.P.

                                     By:  Crown American Realty Trust,
                                           its general partner


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                     Address for Notice to Crown American
                                     Realty Trust and Crown American
                                     Properties, L.P.:


                                     Pasquerilla Plaza
                                     ------------------------------------------
                                     Number              Street

                                     Johnstown,           PA              15901
                                     ------------------------------------------
                                        City            State          Zip Code



                                     ------------------------------------------
                                     [NAME OF TRUSTEE/OFFICER]


                                     Address for Notice to PREIT Securityholder:


                                     ------------------------------------------
                                     Number              Street


                                     ------------------------------------------
                                        City            State          Zip Code

                             Schedule of Signatories
                             -----------------------


         The following is a list of the individuals who signed this form of voting agreement, together with the information set forth on the Schedule 1 to each of their respective agreements:

                           # of PREIT
                             Common       # of PREIT     # of PREIT                   Terms of
Name of Securityholder       Shares        Options        OP Units       Pledgee       Pledge
----------------------     ----------    -----------     -----------     -------      --------

Ronald Rubin                 107,429       150,000        569,584*        None         None

George Rubin                  50,916        75,000        276,855*        None         None

Jonathan B. Weller            63,161       160,000              0         None         None

Edward A. Glickman            25,000       150,000         45,436         None         None

Joseph F. Coradino            20,241        30,000         85,756         None         None

Douglas S. Grayson            22,854        20,000         18,388         None         None

Jeffrey A. Linn               35,443        50,000              0         None         None

Bruce Goldman                 10,574             0              0         None         None

David J. Bryant               12,859        10,000           4,744        None         None

Raymond J. Trost              11,736        10,000               0        None         None

* Includes 49,006 PREIT OP Units held by a trust of which Ron Rubin and George Rubin are beneficiaries.